Exhibit 10.16

Gewerberaummietvertrag 72379 Hechingen, Lotzenäcker 25		Commercial Lease Agreement 72379 Hechingen, Lotzenäcker 25
Zwischen		Between

(1)	Herrn Lars Sunnanväder, Silber-	(1)	Mr Lars Sunnanväder,
	burgstraße 12, 72379 Hechingen,		Silberburgstraße 12, 72379 Hechingen,

	– nachstehend “Vermieter” genannt –		– hereinafter referred to as “Lessor” –

und		and

(2)	JOTEC GmbH, Lotzenäcker 23/25,	(2)	JOTEC GmbH, Lotzenäcker 23/25,
	72379 Hechingen		72379 Hechingen

	– nachstehend “Mieter” genannt –		– hereinafter referred to as “Lessee” –

	– nachstehend Vermieter und Mieter ge-meinsam die “Parteien” genannt –		– Lessor and Lessee hereinafter jointly referred to as the “Parties” –

wird folgender Gewerberaummietvertrag geschlossen:		the following lease agreement concerning commercial premises is concluded:

	§ 1 Mietgegenstand		Article 1 Lease Object

(1)	Der Vermieter ist Eigentümer des in 72379 Hechingen, Lotzenäcker 25, gelegenen Grundstücks (im Folgen-den: “Lotzenäcker 25”) mit zwei Gebäuden:	(1)	Lessor is the owner of the property located in 72379 Hechingen, Lotzenäcker 25 (hereinafter referred to as “Lotzenäcker 25”), with two buildings:

	a) Gebäude 1, das größere, bein-haltet verschiedene Bürotrakte, einen Reinraum und zwei Fab-rikhallen und		a) Building 1, the larger one, includes various office tracts, a clean room and two factory halls, and

	b) Gebäude 2, das kleinere (Emp-fangsgebäude) beinhaltet zwei Büroetagen, Empfangshalle		b) Building 2, the smaller one (reception building), includes two office floors, reception hall and

	und Archivkeller.		archive cellar.

(2)	Der Mietgegenstand (“Mietobjekt” oder “Mietgegenstand”) erstreckt sich auf auf die in dem/den als An-hang 1 beigefügten Plan/Plänen far-big gekennzeichneten Flächen in-nerhalb der Liegenschaft Lot-zenäcker 25, nämlich	(2)	The lease object (“Lease Object” or “Leased Object”) extends to the areas within the Lotzenäcker 25 property marked in color in the plan/plans attached as Annex 1, namely

	a) im Gebäude 1 ein Bürotrakt in der zweiten Etage mit Konfe-renzräumen inkl. 50 Parkplät-zen und im Erdgeschoss eine Fabrikhalle inkl. 40 Parkplätzen und		a) in Building 1 an office tract on the second floor with conference rooms including 50 parking spaces and in the ground floor a factory hall including 40 parking spaces and

	b) im Gebäude 2 in der ersten und zweiten Etage ein Büro-trakt inkl. 75 Parkplätze, ein Treppenhaus, einen Archivkel-ler und im Erdgeschoss eine Empfangshalle.		b) in Building 2 on the first and second floors an office tract including 75 parking spaces, a staircase, an archive in the basement and on the ground floor a lobby.

Die Lage und Größe der zum Miet-gegenstand gehörenden Flächen er-geben sich zudem aus der in An-hang 1 beigefügten Flächenaufstel-lung. Der Mieter und/oder weitere Gebäudemieter haben das Recht, in der Liegenschaft Lotzenäcker 25 den Aufzug und Gebäudezugänge mit zu nutzen, sollte dieses (z.B. zum Mö-beltransport) notwendig sein.

The location and size of the areas belonging to the leased object are also determined by the area layout enclosed as Annex 1a. The Lessee and/or other building Lessees have the right to use the elevator and building access points in the Lotzenäcker 25 property if this is necessary (e. g. for furniture transport).

(3)	Die Parteien sind bereits durch einen Mietvertrag vom 16.12.2014 (der “bisherige Mietvertrag”) betreffend Räumlichkeiten innerhalb der Lie-genschaft Lotzenacker 25 verbun-den.	(3)	The Parties are already connected by a lease agreement dated 16 December 2014 (the “initial agreement”) concerning premises with the Lotzenäcker 25 property.

Mit diesem Vertrag wird das Miet-verhältnis insgesamt neu geregelt und der bisherige Mietvertrag dem-entsprechend mit Wirkung zum 31.08.2017, 24.00 Uhr, aufgehoben. Ab 01.09.2017, 0.00 Uhr, gilt für die Rechtsbeziehung der Parteien be-züglich der Liegenschaft Lot-zenäcker 25 ausschließlich der vor-liegende Mietvertrag.

With this contract, the lease relationship is newly regulated and the initial agreements rescinded accordingly with effect from 31 August 2017, 24:00 hrs. From 01.09.2017, 0:00 hrs, only this present lease agreement shall apply to the legal relationship between the parties with regard to Lotzenäcker 23 and Lotzenäcker 25.

	§ 2 Nutzung, Untervermietung, Konkur- renzschutz und Betriebspflicht		Article 2 Use, Sublease, Protection From Competition And Obligation to Operate

(1)	Nutzung der Räume.	(1)	Use of the premises.

	a) Die Vermietung erfolgt zu fol-genden Zwecken:		a) The intended usage of the premises is as follows:

	- Entwicklung,		- Development,

	- Produktion, und		- Production, and

	- Vertrieb		- Distribution

	von medizintechnischen Erzeugnissen.		of medical-technical products.

b)  Der Vermieter steht dafür ein, dass die erforderlichen bau-rechtlichen Genehmigungen für die in a) genannte Nutzung vorliegen. Der Vermieter über-nimmt keine Haftung dafür, dass notwendige behördliche Genehmigungen für den vor-gesehenen Geschäftsbetrieb des Mieters vorliegen oder er-teilt werden, sofern die Ge-

b)  The Lessor is responsible for maintaining the required permits under building law for the usage defined in a). Lessor will not assume any liability in terms of whether official permits required for Lessee’s intended business operations are or will be issued, unless the permits are refused or revoked for reasons relating to the condition or location of the

	nehmigungen nicht aus Grün-den versagt oder aufgehoben werden, die auf der Beschaf-fenheit oder Lage des Mietob- jekts beruhen.		Lease Object.

	c) Der Mieter darf die Mieträume nur zu den in § 2 des Mietver-trags genannten gewerblichen Zwecken nutzen. Eine beab-sichtigte Nutzungsänderung bedarf der schriftlichen Zu-stimmung des Vermieters.

c)  Lessee may use the leased premises only for the commercial purposes specified in Article 2 of the Lease Agreement. Each and any intended change in use requires the prior written permission of Lessor.

(2)	Untervermietung der Räume	(2)	Sublease of the Premises

Der Mieter ist mit vorheriger schriftli-cher Zustimmung des Vermieters zur vollständigen oder teilweisen Unter-vermietung des Mietgegenstands im Rahmen des Mietzwecks berechtigt. Der Vermieter kann seine Zustim-mung zur Untervermietung nur aus wichtigem Grund verweigern. Die Zustimmung ist nicht erforderlich bei Untervermietung an mit dem Mieter verbundene Unternehmen gem. § 15 AktG.

Lessee is entitled to completely or partly sublet the Lease Object with prior written consent of Lessor, within the framework of the lease purpose. Lessor can only deny consent for compelling reasons. Consent is not required in case of sublease to companies affiliated with Lessee pursuant to § 15 of the German Stock Corporation Act (AktG).

(3)	Außer in den Fällen des § 566 BGB ist eine rechtsgeschäftliche Übertra-gung der vermieterseitigen Rechte und Pflichten auf einen Dritten aus-geschlossen.	(3)	(3) Except in the cases of § 566 BGB (German Civil Code) a transfer of the Lessor’s rights and obligations to a third party is excluded.

	§ 3		Article 3
	Zustand der Räume		Shape of Premises

(1)	Der Mietgegenstand wird durch den Mieter bereits genutzt.	(1)	The Lease Object is already in use by the Lessee.

(2)	Der Mieter ist berechtigt, Um-, An-

und Einbauten sowie mit dem Miet-

gegenstand fest verbundene Einrich-

tungen, die der vertragsgemäße Ge-

brauch fordert, mit Zustimmung des

Vermieters vorzunehmen. Die Zu-

stimmung darf nur aus wichtigem

Grund versagt werden.

(3)	Der Mieter ist verpflichtet, die gemie-

teten Räume in ordnungsgemäßen

Zustand zu erhalten und bei Beendi-

gung des Mietverhältnisses in ord-

nungsgemäßen Zustand am letzten

Tag der Laufzeit zurückzugeben.

(4)	Im Falle einer Beendigung des Miet-

verhältnisses ist der Mieter verpflich-

tet, den bei Beginn des Anwen-

dungszeitraums der hier vorliegen-

den Vertragsfassung vorhandenen

Zustand bis spätestens zum letzten

Tag der Laufzeit wieder herzustellen.

Entfernt der Mieterin Einrichtungen,

so hat er dafür zu sorgen, dass die

Mietsache sich wieder in dem ur-

sprünglichen, ordnungsgemäßen

Zustand befindet.

§ 4

Laufzeit, Optionsrecht, Vorkaufsrecht

(1)	Das Mietverhältnis hat eine feste

Mietzeit, welche am 31.12.2030 en-

det.

(2)	Dem Mieter wird das Recht einge-

räumt, die feste Mietzeit einmal

durch einseitige Erklärung um weite-

re 10 (zehn) Jahre zu verlängern

(,,Optionsrecht“). Der Mieter hat das

(2)	With the consent of Lessor, Lessee

may carry out conversions, extensions,

and installations and firmly affix

facilities to the Lease Object that are

required for contractual use. Such

consent may be refused only for good

reason.

(3)	The Lessee is obliged to keep the

rented rooms in proper condition and to

return them to the Lessor in proper

condition on the last day of the contract

period upon termination of the tenancy.

(4)	In the event of termination of the rental

agreement, the Lessee shall be obliged

to restore the existing condition at the

beginning of the period of application of

the present version of the contract by

no later than the last day of the

contract period. If the Lessee removes

furnishings, it must ensure that the

leased property is returned to its

original, orderly condition.

Article 4

Term, Option right, Pre-emptive right

(1)	The lease has a fixed term which ends

on 31 December 2030.

(2)	The Lessee may give one-sided notice

to extend the Initial Term by a period of

another 10 (ten) years (“Option Right”).

The Lessee may exercise the Option

Right by written notice to the Lessor to

Optionsrecht spätestens 9 (neun)

Monate vor Ablauf der festen Mietz-

eit gegenüber dem Vermieter schrift-

lich auszuüben.

(3)	Nach Ablauf der Grundmietzeit ein-

schließlich eventueller Verlängerung

infolge Ausübung eines Options-

rechts verlängert sich das Mietver-

hältnis jeweils um ein Jahr, wenn

nicht eine der Parteien spätestens

6 Monate vor Ablauf der Mietzeit

kündigt.

(4)	Im Falle der Veräußerung der Miet-

sache bzw. des gesamten Grund-

stücks durch den Vermieter erhält

der Mieter vom Vermieter ein Vor-

kaufrecht an der Mietsache/an dem

Grundstück. Der Vermieter wird die-

ses Vorkaufrecht nach Vertragsun-

terzeichnung unverzüglich durch ei-

nen Notar ins Grundbuch mit folgen-

dem lnhalt eintragen lassen und dem

Mieter eine beglaubigte Kopie über

diese Eintragung ins Grundbuch

überlassen:

Herr Lars Sunnanväder, Silber-

burgstraße 12, 72379 Hechingen

- nachstehend der ,,Besteller“ -

räumt hiermit

der JOTEC GmbH, Hechingen,

- nachstehend der ,,Berechtigte“-

an dem Grundstück Lotzenäcker 25,

Hechingen, eingetragen im Grund-

buch des Amtsgerichts Sigmaringen,

Blatt Stein 594, Nr. 4, Flurstück

be given no later than 9 (nine) months

before the end of the Initial Term.

(3)	At the end of the basic lease term,

including a possible extension caused

by the Lessee’s usage of his Option

Right, and in the event that neither of

the parties issues a termination no later

than 6 months before the end of the

lease term.

(4)	In the event of the sale of the leased

property or the entire property by the

Lessor, the Lessor shall grant the

Lessee a pre-emption right to the

leased property/land. The landlord will

have the pre-emption right entered in

the land register by a notary public

immediately after signing the contract

with the following content and will

provide the tenant with a certified copy

of this entry in the land register:

Mr. Lars Sunnanväder, Silber-

burgstraße 12,72379 Hechingen

hereinafter referred to as the “Owner” -

hereby grants to

JOTEC GmbH, Hechingen, Germany,

- hereinafter referred to as the

“Beneficiary” -

regarding the property Lotzenäcker 25,

Hechingen registered in the land

register of the Local Court

Sigmaringen, sheet Stein 594, No. 4,

1228/2, ein dingliches Vorkaufsrecht

nach folgender Maßgabe ein:

Das Vorkaufsrecht soll nur für den

ersten Verkaufsfall entstehen, aber

unabhängig davon, ob das Grund-

stück durch den Besteller oder durch

einen Rechtsnachfolger veräußert

wird. Ein allfälliger Übertrag des

Grundstücks vom Besteller auf des-

sen Ehegattin oder dessen Nach-

kommen in gerader Linie gilt nicht

als erster Verkaufsfall im Sinne die-

ser Bestimmung. Das Vorkaufsrecht

kann nur innerhalb einer Frist von

zwei Monaten seit Empfang der Mit-

teilung über den abgeschlossenen

Kaufvertrag ausgeübt werden. Das

Vorkaufsrecht ist nicht übertragbar

und nicht vererblich.

Der Besteller bewilligt und der Be-

rechtigte beantragt die Eintragung

dieses Vorkaufsrechts an nächstof-

fener Rangstelle in das Grundbuch.

Bis zur Eintragung ist das Vorkaufs-

recht auch als schuldrechtliches

Vorkaufsrecht vereinbart.

§ 5

Miete und Nebenkosten

(1)	Als monatliche Grundmiete wird ver-

einbart:

EUR 25’880.00 netto zuzüglich der

Umsatzsteuer in gesetzlicher Höhe

von derzeit 19% (EUR 4‘917.20),

insgesamt EUR 30‘797.20 pro Mo-

nat.

(2)	Neben der Grundmiete hat der Mieter

parcel 1228/2 , a right of first refusal in

rem subject to the following conditions:.

The pre-emption right shall only be

granted for the first sale case, but

irrespective of whether the property is

sold by the Owner or by a legal

successor. A possible transfer of the

property from the Owner to his spouse

or to any descendants is not

considered .as a first sale case for the

purposes of this provision. The pre-

emption right may only be exercised

within a period of two months after

receipt of the notification of the contract

of sale. The pre-emption right is not

transferable and cannot be inherited.

The purchaser approves and the

Beneficiary applies for the registration

of this pre-emption right at the nearest

place of priority in the land register.

Until registration, the pre-emption right

is also agreed upon as a right of first

refusal under the law of obligation.

Article 5

Rent and Ancillary Costs

(1)	The monthly base rent is agreed on as

follows:

EUR 25‘880.00 net plus VAT at the

current rate of 19% (EUR 4‘917.20),

total EUR 30‘797.20 per month.

(2)	In addition to the basic rent the Lessee

Nebenkosten wie folgt zu tragen:

a)	eine monatliche Pauschale von

EUR 3‘390.00 netto zuzüglich der

Umsatzsteuer in gesetzlicher

Höhe von derzeit 19% (EUR

644.10), insgesamt EUR

4‘034.10, für die durch ihn verur-

sachten Heizungs-, Wasser- und

Stromkosten,

b)	die Kosten der Pflege des Dach-

gartens, welche der Mieter durch-

führt;

c)	50 % der Kosten der jährlichen

Wartung der Brandmeldeanlage

und des Hauptmelders (Sie-

mens), welche der Vermieter be-

auftragt,

d)	die Kosten sonstiger notwendiger

Wartungen für die gemieteten

Räume und Flächen; sollten für

die Wartungen der Zugang zu

Räumen im Anwesen, die nicht

Gegenstand des Mietobjekts

sind, erforderlich sein, wird der

Vermieter dem Mieter diesen Zu-

gang ermöglichen, umgekehrt

wird der Mieter in ähnlich gela-

gerten Fällen dem Vermieter ei-

nen Zugang ermöglichen,

e)	an der Gebäudeversicherung be-

teiligt sich der Mieter i.H.v. 66%,

f)	an den Kosten für die Pflege der

Außen- und Gartenanlage, des

Winterdienstes, der Müllabfuhr,

des Schornsteinfegers, der Ent-

wässerung beteiligt sich der Mie-

ter i.H.v. 66%.

shall bear incidental expenses as

follows:

a)	a monthly lump sum in the

amount of EUR 3‘390.00 net plus

VAT at the current rate of 19%

(EUR 644.10), total EUR

4‘034.10 for the costs of heating,

water and electricity caused by it,

b)	the costs of the maintenance of

the roof garden carried out by the

Lessee;

c)	50% of the annual maintenance

costs for the fire alarm system

and the main detector (Siemens),

which are charged by the Lessor.

d)	the costs of other necessary

maintenance for the rented

premises and areas; if necessary

for the maintenance of access to

premises in the property which

are not the subject of the rental

object, the Lessor will enable the

Lessee to access them;

conversely, in similar cases, the

Lessee will provide the Lessor

with access to the same, and the

Lessor will be able to access the

same.

e)	the Lessee participates in the

building insurance in the amount

of 66%,

f)	the Lessee participates in the

costs for the maintenance of the

outdoor and garden facilities, the

winter road clearance service,

the garbage disposal, the

chimney sweeper, the drainage

in the amount of 66%.

(3)	Zusätzlich fällt Umsatzsteuer in gesetz-

licher Höhe von derzeit 19 % an.

§ 6

Wertsicherungsklausel

Ändert sich der Verbraucherpreisindex für

Deutschland auf der Grundlage des Basis-

jahres 2010 = 100 nach den Feststellungen

des Statistischen Bundesamtes oder einer

Nachfolgeorganisation gegenüber dem

Stand zum Beginn der Geltung dieser vorlie-

genden Fassung des Mietvertrages bzw.

zum Zeitpunkt der letzten Mietanpassung

aufgrund dieser Wertsicherungsklausel um

mindestens 5%, so kann jede Partei eine

Anpassung der Miete in dem gleichen pro-

zentualen Verhältnis zum auf den Eingang

des Anpassungsverlangens folgenden Mo-

natsbeginn verlangen.

§ 7

Mietzahlung

Die Miete ist monatlich im Voraus, spätes-

tens am 5. Werktag des Monats porto- und

spesenfrei auf das Konto des Vermieters

IBAN DE48 6005 0101 7475 3024 46 zu zah-

len. Die Nebenkosten werden dem Mieter

separat in Rechnung gestellt.

§ 8

Verkehrssicherungspflicht

Der Mieter trägt die Verkehrssicherungs-

pflicht für das Mietobjekt sofern der Vermie-

ter keine anderweitigen Regelungen getrof-

fen hat und stellt den Vermieter von Ansprü-

chen Dritter aus der Verletzung dieser Ver-

(3)	VAT at the current rate of 19

% will additionally apply.

Article 6

Indexation Clause

If the consumer price index for Germany

changes on the basis of the base year 2010

= 100 in accordance with the findings of the

Federal Office for Consumer Prices or a

successor organisation compared with the

status at the beginning of the validity of this

current version of the rental agreement or at

the time of the last rent adjustment on the

basis of this index clause by at least 5%,

each party may make an adjustment of the

rent in the same percentage ratio to the

amount received.

Article 7

Rent Payment

The rent is payable monthly in advance, free

of postal charges and expenses, no later

than on the fifth working day of the month, to

the Lessors account IBAN DE48 6005 0101

7475 3024 46. The operating and ancillary

costs are invoiced separately.

Article 8

Legal Duty to Ensure Safety

Lessee bears the legal duty to ensure safety

within the Lease Object unless Lessor has

made any other such provisions, and Lessee

will hold Lessor harmless upon first demand

from claims of third parties arising from any

kehrssicherungspflicht auf erste Anforderung

frei. Der Mieter übernimmt es, insbesondere

die Gehwege und Zuwege vor und zu dem

Mietobjekt von Schnee zu räumen und ge-

gen Glatteis zu streuen. Das gleiche gilt für

den Parkplatz und dessen Zufahrten und

Zuwege.

§9

Salvatorische Klausel

(1)	Sollte eine oder mehrere Bestimmun-

gen dieses Vertrages ganz oder teil-

weise rechtsunwirksam sein oder wer-

den, so soll der Bestand der übrigen

Bestimmungen hierdurch nicht berührt

werden. Die Parteien verpflichten sich

vielmehr, an einer Vereinbarung mit-

zuwirken, die in wirtschaftlicher Hin-

sicht dem ursprünglichen Parteiwillen

soweit wie möglich entspricht. Entspre-

chendes soll gelten, falls sich eine re-

gelungsbedürftige Lücke aus

diesem Vertrag ergeben sollte.

(2)	Außer den in diesem Vertrag festgeleg-

ten Vertragsbestimmungen sind keine

Nebenabreden getroffen worden.

§10

Änderungen und Ergänzungen, Schrift-

form, Sprache und geltendes Recht

(1)	Änderungen und Ergänzungen dieses

Vertrages einschließlich der Vertrags-

anlagen und der Vertragsaufhebung

bedürfen der Schriftform. Diese Klausel

kann auch nicht mündlich abgeändert

werden.

breach of such duty. Lessee assumes the

responsibility of removing snow particularly

from the walkways and access routes to and

from the Lease Object and gritting in the

event of black ice. The same applies to the

car park and the walkways and access

routes to and from it.

Article 9

Severability Clause

(1)	If one or more provisions of this

Agreement should be or become void

in whole or in part, this will not affect

the validity of the other provisions. The

parties undertake to work together to

reach an agreement that reflects as

closely as possible in economic terms

the parties’ original intention. This

applies mutatis mutandis if it should

become apparent that a point that

should have been provided for in this

Agreement has been omitted.

(2)	Beyond the contractual provisions set

out in this Agreement, no side

agreements have been concluded.

Article 10

Amendments and Additions,

Written Form, language and Governing law

(1)	Amendments and additions to this

Agreement, including its annexes and

the mutually agreed termination of the

Agreement, require written form. This

clause may not be amended orally.

(2)	Den Mietvertragsparteien sind die be-

sonderen gesetzlichen Schrifterforder-

nisse der §§ 550 i.V.m. 578 Abs. 1

BGB bekannt. Sie sind sich darüber ei-

nig, dass der Mietvertrag in schriftlicher

Form gemäß §§ 550, 578 BGB ge-

schlossen sein soll. Sie verpflichten

sich hiermit gegenseitig, auf jederzeiti-

ges Verlangen einer Partei alle Hand-

lungen vorzunehmen und Erklärungen

abzugeben, die erforderlich sind, um

dem gesetzlichen Schriftformerforder-

nis Genüge zu tun und den Mietvertrag

nicht unter Berufung auf die Einhaltung

der gesetzlichen Schriftform vorzeitig

zu kündigen. Dies gilt nicht nur für den

Abschluss des Ursprungsvertrages,

sondern auch für

Nachtrags-, Änderungs- und Ergän-

zungsverträge. lm Falle einer jeden

Veräußerung des Mietgegenstandes ist

es dem Erwerber nicht verwehrt, sich

auf einen etwaigen Schriftformmangel

zu berufen. Der Mieter verpflichtet sich

jedoch, auf Verlangen des Erwerbers

mit diesem einen Nachtrag, der der

Schriftform entspricht, zu schließen, mit

dem der Inhalt des vorstehenden Ab-

satzes auch zum Vertragsgegenstand

im Verhältnis Mieter / Erwerber ge-

macht wird.

(3)	lm Falle eines Widerspruchs zwischen

der deutschen und der englischen Fas-

sung dieser Vereinbarung ist die deut-

sche Fassung maßgebend.

(4)	Die vorliegende Vereinbarung unter-

liegt dem deutschen Recht.

(2)	The Parties to the Lease Agreement

are aware of the special statutory

written form requirements contained in

§ 550 in conjunction with § 578 (1) of

the Civil Code. They agree that the

Lease Agreement is to be concluded in

written form pursuant to § 550 and

§ 578 of the Civil Code. The parties

hereby undertake towards one another

to carry out all actions and to provide

all declarations that are necessary to

satisfy the statutory written form

requirement at the request of either of

the parties at any time and not to

terminate the Lease Agreement ahead

of time on the grounds of non-

compliance with the statutory written

form requirement. This applies not only

to the conclusion of the original

agreement, but also to all addenda,

amendments and additional

agreements. In the event of any sale of

the Lease Object, the purchaser is not

prohibited from pleading a possible

defect in written form. If requested by

the purchaser to do so, however,

Lessee undertakes to conclude an

addendum with the purchaser that

satisfies the written form requirement,

by way of which the content of the

above paragraph is also made the

subject matter of the contract in the

relationship between Lessee and the

purchaser.

(3)	In case of any inconsistency between

the German and the English version of

this Agreement, the German version

shall prevail.

(4)	This Agreement shall be governed by

and construed in accordance with

German law.

Hechingen, den / the 02.1.2017	Hechingen, den / the 27.10.2017

Lars Sunnanväder	Thomas Bogenschütz
(Vermieter / Lessor)	(Mieter / Lessee)